UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2012

CHRYSLER GROUP LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-54282	27-0187394
(Commission File Number)	(IRS Employer Identification No.)

1000 Chrysler Drive, Auburn Hills, Michigan	48326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 512-2950

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On December 3, 2012, the Audit Committee of the Board of Directors of Chrysler Group LLC (“Chrysler Group” or the “Company”) approved the dismissal of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm effective as of the date of Deloitte’s completion of audit services for the year ending December 31, 2012, and the filing of the Company’s Annual Report on Form 10-K. On December 3, 2012, the Audit Committee also approved the appointment of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The Audit Committee recommended this change because, since January 1, 2012, Reconta Ernst & Young S.p.A. has served as the auditor for Fiat S.p.A. and its consolidated subsidiaries, which include Chrysler Group. The Board of Directors concurred with the Audit Committee’s recommendations.

Deloitte has completed its audit services and has issued its report on the consolidated financial statements for the year ending December 31, 2012. The Company filed its Annual Report on Form 10-K on March 7, 2013, at which time Deloitte’s dismissal became effective.

During the most recent two years ended December 31, 2012 and 2011, and the subsequent interim period through March 7, 2013, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreements in connection with their reports on the consolidated financial statements of Chrysler Group for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Moreover, the reports of Deloitte on Chrysler Group’s consolidated financial statements for the years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the most recent two years ended December 31, 2012 and 2011, and the subsequent interim period through March 7, 2013, the Company has not consulted with Ernst & Young regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Chrysler Group’s consolidated financial statements, and no written report or oral advice was provided to the Company by Ernst & Young that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Chrysler Group provided Deloitte a copy of this Form 8-K/A prior to its filing with the U.S. Securities and Exchange Commission (the “Commission”), and requested Deloitte to furnish the Company a letter addressed to the Commission indicating whether it agrees with the above statements. A copy of Deloitte’s letter is included as Exhibit 16.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Deloitte & Touche LLP addressed to the U.S. Securities and Exchange Commission dated March 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2013

CHRYSLER GROUP LLC
(Registrant)

/s/ Richard K. Palmer
Richard K. Palmer
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Deloitte & Touche LLP addressed to the U.S. Securities and Exchange Commission dated March 8, 2013